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                                                                  Exhibit 10.148

                     REINSTATEMENT OF AND FIRST AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE

     THIS REINSTATMENT OF AND FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this "Reinstatement and Amendment") is made and entered into as of the _____ day of April, 2004, by and between NORTHPOINT DELAWARE LLC, a Delaware limited liability company and CHULA VISTA PLAZA LLC, a California limited liability company (collectively "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Agreement of Purchase and Sale dated as of March 23, 2004 (the "Agreement"), with respect to certain real property and all improvements thereon commonly known as Northpointe Plaza Shopping Center, Spokane, Washington, and more particularly described in the Agreement.

     B.   By Letter dated April 21, 2004, Purchaser terminated title Agreement.

     C. Seller and Purchaser desire to reinstate the Agreement in its entirety and to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby reinstate and amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Reinstatement and Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Reinstatement and Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. REINSTATEMENT. Seller and Purchaser hereby reinstate the Agreement in its entirety as if the Agreement had never been terminated. Upon Purchaser's receipt of a fully executed copy of this Reinstatement and Amendment, Purchaser shall re-deposit with the Title Insurer, as escrow agent, the Deposit.

     3    PURCHASE PRICE. The Purchase Price for the Property as set forth in
Section 3.1 of the Agreement is hereby reduced by Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

     4. CORRAL WEST. Seller agrees to fully, irrevocably and unconditionally guaranty full and prompt payment by Corral West Ranchwear, Inc. ("Corral"), of any and all rent, including, without limitation, minimum rent and Corral's pro rata share of so-called common area maintenance expenses, taxes and insurance premiums, that becomes due any payable during the period of time commencing as of the Closing and ending on the first (1st) anniversary of the Closing under and pursuant to that certain Shopping Center Lease, dated as of February 4, 1991, between Seller (as assignee of landlord's interest thereunder) and Corral, as amended by that certain Agreement Amending Terms of Existing Lease, dated as of April 1, 1997, as further amended by that certain Agreement Amending Terms of Existing Lease, dated as of December ____, 2000, and as further amended by that certain Agreement Setting Lease Terms, dated as of August 21, 2001 (collectively, the "Corral Lease"). At Closing, Seller shall execute and deliver to Purchaser the Guaranty of Lease attached hereto as Exhibit A and made a part hereof. The foregoing obligations of Seller shall be joint and several.

     5. ESTOPPEL CERTIFICATES. Seller acknowledges that Purchaser has previously forwarded to Seller estoppel certificates to be obtained from Dayton Hudson and Pizza Hut with respect to that certain

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Operation and Easement Agreement, dated November 22, 1989, and recorded with the Spokane County, Washington Auditor under Recording No. 9004050105, as amended. Additionally, Seller acknowledges that Purchaser has previously forwarded to Seller estoppel certificates to be provided by Seller at Closing with respect to (a) that certain Common Access and Utility Agreement, dated as of March 1, 1990, and recorded with the Spokane County, Washington Auditor under Recording No. 9104260214, (b) that certain Retail Stores Signs Criteria dated April 26, 1991 and recorded with the Spokane, Washington Auditor under Recording No.9104260213, and (c) that certain Maintenance Agreement dated April 6, 1990 and recorded with the Spokane, Washington Auditor under Recording No. 9301200157. Seller agrees that without limitation and any other conditions to closing contained in the Agreement, the execution and delivery of all of the aforementioned estoppels conditions to Purchaser's obligation to close the transaction contemplated by the Agreement and this Reinstatement and Amendment.

     6. DUE DILIGENCE PERIOD. Notwithstanding anything to the contrary contained in Section 8.l(a) of the Agreement, the Due Diligence Period shall expire and terminate on April 30, 2004.

     7. CLOSING. Notwithstanding anything contained in Section 4.6 of the Agreement, subject to satisfaction of all conditions to closing contained in the Agreement (as amended by this Reinstatement and Amendment), the Closing shall occur on or before June 15, 2004. Seller and Purchaser shall use commercially reasonable efforts to close the transaction contemplated by the Agreement and this Reinstatement and Amendment on June 1, 2004.

     8. TITLE POLICY. Seller agrees that, without limitation and any other conditions to closing contained in the Agreement, the Purchaser's obligation to close the transaction contemplated by the Agreement and this Reinstatement and Amendment is and shall be subject to the final owner's tide policy being issued in accordance with the Chicago Title Insurance Title Commitment No. 70641-SG (NBU-020401031), as amended and revised pursuant to Purchaser's comments, objections and revisions raised in that certain Memorandum to Eric J. Diamond dated April 29, 2004. Additionally, Seller shall comply with the requirements of Purchaser contained in such Memorandum relating to title clearance matters and providing certain estoppel certificates.

     9. COUNTERPARTS; FACSIMILE SIGNATURES. This Reinstatement and Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and (b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     10. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Reinstatement and Amendment, this Reinstatement and Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                           PURCHASER:

                           INLAND REAL ESTATE ACQUISITIONS, INC., an
                           Illinois corporation


                           By: [ILLEGIBLE]
                              ------------------------------------
                                 Name:
                                      ----------------------------
                                 Its: SR VP
                                      ----------------------------

                           SELLER:

                           NORTHPOINT DELAWARE LLC,
                           a Delaware limited liability company


                           By: /s/ Ruben Poplawski
                              ------------------------------------
                                 Name: RUBEN POPLAWSKI
                                      ----------------------------
                                 Its:  MANAGER
                                     -----------------------------

                           CHULA VISTA PLAZA LLC, a
                           California limited liability company


                           By: /s/ Ruben Poplawski
                              ------------------------------------
                                 Name: RUBEN POPLAWSKI
                                      ----------------------------
                                 Its:  MANAGER
                                     -----------------------------

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